SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT October 25, 2004

Commission File No. 0-8862

First Hartford Corporation
(Exact name of registrant as specified in its charter)

Maine -------------------------------- (State of Incorporation)	01-00185800 ------------------------ (I.R.S. Identification)

149 Colonial Road, Manchester, Connecticut ----------------------------------------------- (Address of principal executive offices)	06040 ------------------------ (Zip Code)

(860) 646-6555
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(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K for First Hartford Corporation

Financial Obligation Matter

Item 2.03 - Creation of a Direct Financial Obligation

On October 25, 2004, a wholly owned subsidiary of the Company (Putnam Parkade, Inc.) has completed a refinancing whereby it has received a mortgage and paid off a first and second mortgage on the property.  The highlights of the transaction are as follows:

Mortgage	$5,600,000
Interest	5.52% fixed
Terms	10 year term - 30 year amortization
Payoff of 1st mortgage	$3,860,939 (6.45%) due 7/01/07
Payoff of 2nd mortgage	$1,235,000 (prime plus 1%)
Breakage Fee	$163,274 of which the accrued obligation was $150,000 at July 31, 2004.

First Hartford Corporation

/s/ Stuart I. Greenwald

Stuart I. Greenwald
Title Treasurer